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THIS INSTRUMENT IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN
SUBORDINATION AND INTERCREDITOR AGREEMENT DATED AS OF SEPTEMBER 25, 1997, BY AND BETWEEN SOLO SERVE CORPORATION, SANWA BUSINESS CREDIT CORPORATION, CHARLES SIEGEL AND THE SIEGEL FAMILY TRUST AND THIS INSTRUMENT IS SUBORDINATE IN RIGHT OF PAYMENT TO THE SENIOR SECURED OBLIGATIONS (AS SUCH TERM IS DEFINED IN SAID AGREEMENT).




                          SUBORDINATED PROMISSORY NOTE

$100,000.00                                                   San Antonio, Texas
                                                              September 25, 1997

         FOR VALUE RECEIVED, SOLO SERVE CORPORATION, a Delaware corporation ("Maker"), hereby unconditionally promises to pay to the order of THE SIEGEL FAMILY TRUST ("Payee"), as hereinafter provided, the principal amount of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00), together with interest on the unpaid principal balance from time to time outstanding at the lesser of (i) the Applicable Rate (as defined herein) or (ii) the Maximum Rate (as defined herein). All past due principal hereof and accrued unpaid interest thereon shall bear interest from the maturity thereof until paid at the Maximum Rate. Interest shall be calculated on the basis of a 365 or 366 day calendar year, as the case may be.

         For purposes hereof, "Applicable Rate" shall mean, at any time, the rate of interest per annum equal to the sum of the Prime Rate (as defined herein) in effect from day to day plus one percent (1%). "Prime Rate" shall mean the highest prime rate of interest quoted, from time to time, by The Wall Street Journal as the "base rate on corporate loans at large U.S. money center commercial banks"; provided, however, that in the event The Wall Street Journal ceases quoting a prime rate of the type described, "Prime Rate" shall mean the highest per annum rate of interest quoted as the "Bank Prime Loan" rate for "This week" in Statistical Release H.15(519) published from time to time by the Board of Governors of the Federal Reserve System. The Prime Rate shall change effective on the date of the publication of any change in the applicable index by which such "Prime Rate" is determined.

         "Maximum Rate" shall mean the maximum lawful rate of interest per annum which may be contracted for, charged, taken, received or reserved by Payee in accordance with the applicable laws of the State of Texas (or applicable United States Federal Law to the extent that it permits Payee to contract for, charge, take, receive or reserve a greater amount of interest under Texas laws).

         This Note shall be repaid as follows:

                 (a) Interest, calculated on a daily basis, shall be payable monthly commencing on the first day of Octobe, 1997, and continuing on the first day of each calendar month thereafter until September 30, 2002 (the "Maturity Date").
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                 (b)      The outstanding principal balance hereof and any and
         all accrued but unpaid interest thereon shall be due and payable in full on the Maturity Date or upon earlier maturity hereof, whether by acceleration or otherwise.

         Payments of principal and interest shall be made in lawful money of the United States of America by wire transfer of immediately available funds or cash or check at [address] or at such other place as Payee shall designate to Maker in writing.

         Any check, draft, money order or other instrument given in payment of all or any portion hereof may be accepted by Payee and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of Payee except to the extent that actual cash proceeds of such instrument are unconditionally received by Payee.

         The failure of Maker to make any payment required hereunder when due shall constitute an Event of Default hereunder. Maker's failure to make any payment required by that certain $400,000.00 Promissory Note of even date herewith from Maker to Charles Siegel when same is due shall also constitute an Event of Default hereunder.

         Subject to the provisions of the succeeding paragraph hereof, upon the occurrence of any Event of Default, the unpaid principal balance hereof, together with accrued unpaid interest thereon, shall, at the option of Payee, immediately become due and payable without presentment, protest, demand, notice of intention to accelerate, notice of acceleration, notice of non-payment, notice of protest, or other notice of any kind, all of which are hereby expressly waived by Maker. If this Note is not paid at maturity, however such maturity may be brought about, and the same is placed in the hands of an attorney for collection, and/or if this Note is collected by suit or through bankruptcy, probate, or other legal proceedings, the Maker agrees to pay all attorney's fees, court costs and other expenses incurred by Payee in connection with such collection efforts.

         Payee agrees that the indebtedness evidenced by this Note shall be (i) subordinate, to the extent and the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness (as defined herein), whether for principal, interest, fees, expenses or otherwise; and (ii) pari passu in right of payment to all other Indebtedness of Maker. Payee agrees not to ask for, demand, sue for, take or receive from Maker, and Maker shall not pay, transfer, or otherwise set aside, directly or indirectly, in cash or other property or by setoff or in any other manner, payment of all or any portion of the indebtedness evidenced hereby at any time while any of the Senior Indebtedness is outstanding and unpaid; similarly, Payee shall not be permitted to accelerate the maturity of this Note while any of the Senior Indebtedness is outstanding; provided, however, that, to the extent that no default, or no event which with the passage of time, giving of notice, or both, would constitute a default, has occurred and be then continuing in the payment of the Senior Indebtedness, then, in


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such event, Maker may and shall make scheduled payments of principal and interest when due to Payee hereunder.

         For all purposes of this Note, "Senior Indebtedness" means all Indebtedness (as defined herein) of the Maker, whether outstanding on the date of execution of this Note, or hereafter created, assumed or incurred, pursuant to (i) that certain Loan and Security Agreement dated September 25, 1997 and entered into by and between Maker and Sanwa Business Credit Corporation, or
(ii) that certain Letter of Credit and Security Agreement dated as of September 25, 1997 and entered into by and between Maker and General Atlantic Corporation, together with (a) all renewals, modifications, restatements, amendments, increases, and extensions thereof and (b) any Indebtedness incurred in whole or in part to replace any of the foregoing. "Indebtedness" shall mean
(i) every obligation of the Maker for money borrowed; (ii) every obligation of the Maker evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of the Maker with respect to letters of credit, banker's acceptances or similar facilities issued for the account of the Maker; (iv) every obligation of the Maker issued or assumed as the deferred purchase price of property or services (including, without limitation, all accounts payable relating to inventory purchases, and other accrued liabilities arising in the ordinary course of business as the deferred purchase price of property or services); (v) every capital lease obligation of the Maker; and (vi) all indebtedness of the Maker for claims in respect of derivative products, including interest rate, foreign exchange rate and commodity forward contracts, options and swaps and similar arrangements; and (vii) every obligation of the type referred to in clauses (i) through (vi) of any other person or entity and all dividends of any other entity the payment of which, in either case, the Maker has guaranteed or is responsible or liable for, directly or indirectly, as obligor or otherwise.

         Notwithstanding that this Note is pari passu in right of payment to all Indebtedness of Maker other than the Senior Indebtedness, it is expressly agreed that vis-a-vis this Note and that certain $400,000.00 Promissory Note of even date herewith made by Maker and payable to the order of Charles Siegel
(the "Other Note"), said $400,000.00 Promissory Note shall be "senior" and "superior" in right of repayment to this Note. So long as no default has occurred and be then continuing in payment of the Other Note, Maker may and shall make scheduled payments of principal and interest when due to Payee hereunder. Upon the occurrence of a default in payment of the Other Note, Payee shall not be entitled to receive or retain any direct or indirect payment (in cash, cash equivalents, property, by set off or otherwise) of or on account of this Note at any time prior to the indefeasible payment in full of the Other Note. If Payee receives any payment with respect to this Note which Payee is not permitted to receive and retain pursuant to the terms hereof, then such payment shall be held in trust for the benefit of, and shall be paid over promptly to the holder of the Other Note, for application to the payment of the Other Note, in such order of priority as the holder thereof shall determine, in its sole and exclusive discretion. If Payee pays over any




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amount or distribution as provided above, then such payment or distribution shall be deemed to have been made by Maker directly to the holder of the Other Note and not to Payee and no obligation hereunder shall be discharged by reason of Payee's receipt of any payment or distribution which is paid over to the holder of the Other Note. In the event of any distribution, division, or application (partial or complete, voluntary or involuntary, by operation of law or otherwise) of all or any part of the assets of Maker or the proceeds thereof to the creditors of Maker or readjustment of the obligations and indebtedness of Maker, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors, marshaling of assets of Maker or any other action or proceeding involving the readjustment of all or any part of the indebtedness or other obligations of Maker or the application of the assets of Maker to the payment or liquidation thereof, or upon the dissolution or other winding up of Maker's business, or upon the sale of all or substantially all of Maker's assets then, and in any such event, (i) the holder of the Other Note shall first receive indefeasible payment in full, in cash, of all of the outstanding balance of the Other Note prior to the payment of all or any part the balance of this note, and (ii) until the indefeasible payment in full of the Other Note, the holder thereof shall be entitled to receive any payment or distribution of any kind or character, whether in cash, securities or other property which may be payable or deliverable in respect of this Note.

         No failure or delay on the part of Payee to insist on strict performance of Maker's obligations hereunder or to exercise any remedy shall constitute a waiver of Payee's rights in that or any other instance. No waiver of any of Payee's rights shall be effective unless in writing, and any waiver of any default or any instance of non-compliance shall be limited to its express terms and shall not extend to any other default or instance of non-compliance.

         Any notice or communication required or permitted hereunder shall be in writing and shall be sent either by (a) personal delivery service with charges therefor billed to shipper, (b) expedited delivery service with charges therefor billed to shipper, (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) prepaid telegram or telex (provided that the contents of such telegram or telex are confirmed by expedited delivery service or by mail in the manner previously described) addressed to Maker or Payee, as the case may be, at the address set forth hereinbelow, or at such other address as Maker or Payee may have designated by notice to the other given as provided above. Any notice or communication sent as hereinabove provided shall be deemed given (i) upon receipt if sent by telegram or telex or if personally delivered (provided that such delivery is confirmed by the courier delivery service), (ii) on the date of deposit in a post office or other official depository under the care and custody of the United States Postal Service, if sent by United States Mail, or (iii) on the date of delivery to any expedited delivery service.

         If more than one person or entity is included within the term "Payee" or "Maker", then all shall jointly execute and deliver a notice to Payee or Maker, as applicable, designating a person at a specific address to receive all notices or other



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communications permitted or required hereunder.  All such notices or communications given to such designated person in the manner set forth in the immediately preceding paragraph shall be binding on all persons and entities included within the terms "Maker" or "Payee", as the case may be, to the same extent as if each person or entity included within the term "Maker" or "Payee" had received such notice or communication.

         Maker and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon, severally waive grace, demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate and notice of acceleration) and diligence in collecting and bringing suit against any party hereto and agree (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for Payee, in order to enforce payment of this Note, to first institute or exhaust Payee's remedies against Maker or any other party liable therefor or against any security for this Note.

         Notwithstanding anything to the contrary contained in this Note or in any other agreement entered into in connection herewith, whether now existing or hereafter arising and whether written or oral, it is agreed that the aggregate of all interest and any other charges constituting interest, or adjudicated as constituting interest, and contracted for, chargeable or receivable under this Note or otherwise in connection with the debt evidenced hereby, shall under no circumstances exceed the maximum amount of interest permitted by applicable law. In the event the maturity of this Note is accelerated by reason of an election by the holder hereof resulting from a default hereunder or under any other document executed as security herefor or in connection herewith, or by voluntary prepayment by Maker or otherwise, then earned interest may never include more than the maximum rate of interest permitted by applicable law. If from any circumstance any holder of this Note shall ever receive interest or any other charges constituting interest, or adjudicated as constituting interest, the amount, if any, of which would exceed the maximum rate of interest permitted by applicable law (the "Excess Interest"), then the Excess Interest shall be applied to the reduction of the principal amount owing on this Note or on account of any other principal indebtedness of Maker to the holder of this Note, and not to the payment of interest. If the Excess Interest exceeds the unpaid balance of principal hereof and such other indebtedness, then that portion of the Excess Interest which exceeds the unpaid balance of principal hereof and such other indebtedness shall be refunded to Maker. All sums paid or agreed to be paid to the holder of this Note for the use, forbearance or detention of the indebtedness of Maker to the holder of this Note shall be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof.




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         Any provision hereof found to be illegal, invalid or unenforceable for any reason whatsoever shall not affect the validity, legality or enforceability of the remainder hereof.

         This Note shall be binding upon Maker's successors and assigns and shall inure to the benefit of Payee and its successors and permitted assigns; provided that Payee may not transfer or assign this Note or any right or interest herein to any person or entity without Maker's prior written consent.

         This Note shall be construed and interpreted in accordance with, and all issues relating to this Note or to the transaction which this Note relates (including, without limitation, the validity and/or enforceability of this Note or any portion of this Note) shall be governed by, the laws of the State of Texas (other than the conflict of law rules of the State of Texas), except as otherwise required by mandatory provisions of applicable law and except to the extent that remedies provided by the laws of any state other than Texas are governed by the laws of said state.

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has duly executed and delivered this instrument.

                                     SOLO SERVE CORPORATION,
                                     a Delaware corporation



                                     By:      /s/ Ross E. Bacon
                                        ------------------------------
                                     Name:    Ross E. Bacon
                                          ----------------------------
                                     Title:   Chief Financial Officer
                                           ---------------------------



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